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                                                                EXHIBIT 10.6

                             FIRST AMENDMENT TO THE

                        MANTECH INTERNATIONAL 401(k) PLAN

         FIRST AMENDMENT to the ManTech International 401(k) Plan (the "Plan"), by ManTech International Corporation (the "Company").

         The Company maintains the Plan, effective as of January 1, 1993, and amended and restated effective October 1, 1998. The Company has the power to amend the Plan and now wishes to do so.

         NOW THEREFORE, the Plan is amended as follows:

I. Section 1.14 of the Plan is amended by inserting the following sentence at the end of the Section:

         As of January 1, 1999, the corporation listed on Exhibit C has adopted the Plan and is an Employer. As of January 1, 2000, the corporation listed on Exhibit D has adopted the Plan and is an Employer.

II. Section 13.1(a) of the Plan is amended by inserting the following sentence at the end of the Section:

         The Trustee may receive distributions from the ManTech International Corporation Employee Stock Ownership Plan (the "ManTech ESOP") pursuant to Section 6.2 of the ManTech ESOP.

III.     The following new Exhibit C is added after Exhibit B to the Plan:


                          EXHIBIT C - RELATED COMPANIES

         The following company is a Related Company under the Plan:

ManTech Advanced Development Group

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IV.      The following new Exhibit D is added after Exhibit C to the Plan:

                          EXHIBIT D - RELATED COMPANIES

         The following company is a Related Company under the Plan:

ManTech Solutions & Technology Corporation

V.       In all respects not amended, the Plan is hereby ratified and confirmed.

                                    * * * * *

         To record the adoption of this Agreement as set forth above, the Company has caused this document to be signed on this ____ day of ____________,
_____.

                                              MANTECH INTERNATIONAL CORPORATION


                                              BY:_______________________________